STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT ("Agreement") dated as of June 28, 1999, is by and between Hudson United Bancorp, a New Jersey corporation and registered bank holding company ("HUB"), and JeffBanks, Inc., a Pennsylvania corporation and registered bank holding company ("JBI").

                                   BACKGROUND

                  WHEREAS, HUB and JBI, as of the date hereof, are prepared to execute a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which JBI will be merged with and into HUB (the "Merger"); and

                  WHEREAS, HUB has advised JBI that it will not execute the Merger Agreement unless JBI executes this Agreement; and

                  WHEREAS, the Board of Directors of JBI has determined that the Merger Agreement provides substantial benefits to the shareholders of JBI; and

                  WHEREAS, as an inducement to HUB to enter into the Merger Agreement and in consideration for such entry, JBI desires to grant to HUB an option to purchase authorized but unissued shares of common stock of JBI in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, HUB and JBI, intending to be legally bound hereby, agree:

1. Grant of Option. JBI hereby grants to HUB an option to purchase 1,212,706 shares of common stock, $1.00 par value, of JBI (the "Common Stock") at a price of $26.00 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option"); provided, however, that in no event shall the number of shares for which this Option is exercisable exceed the lesser of (i) 19.9% of the issued and outstanding shares of Common Stock, and (ii) such number of shares of Common Stock that will trigger application of the provisions of Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law.

2. Exercise of Option. This Option shall not be exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), HUB may exercise the Option, in whole or in part, at any time or from time to time, subject to the terms and conditions set forth herein and the termination provisions of Section 19 of this Agreement.

                  The term "Triggering Event" means the occurrence of any of the following events:

                  A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than HUB or an affiliate of HUB:

a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 10% of the then outstanding shares of Common Stock; or

b. enters into a letter of intent or an agreement, whether oral or written, with JBI pursuant to which such person or any affiliate of such person would (i) merge or consolidate, or enter into any similar transaction, with JBI, (ii) acquire all or a significant portion of the assets or liabilities of JBI, or
(iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the then outstanding shares of Common Stock; or

c. makes a filing with any bank or thrift regulatory authorities with respect to or publicly announces a bona fide proposal (a "Proposal") for (i) any merger with, consolidation with or acquisition of all or a significant portion of all the assets or liabilities of, JBI or any other business combination involving JBI, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the outstanding shares of Common Stock, and in either case thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of stockholders of JBI called to vote on the Merger and JBI's stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose; or

d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, JBI willfully takes any action in any manner which would materially interfere with its ability to consummate the Merger or materially reduce the value of the transaction to HUB.

                  The term "Triggering Event" also means the taking of any material direct or indirect action by JBI or any of its directors, senior executive officers, investment bankers or other person with actual or apparent authority to speak for the Board of Directors, inviting, encouraging or soliciting any proposal (other than from HUB or an affiliate of HUB) which has as its purpose a tender offer for the shares of Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of JBI, or a sale of a significant number of shares of Common Stock or any significant portion of its assets or liabilities.

                  The term "significant portion" means 10% of the assets or liabilities of JBI. The term "significant number" means 10% of the outstanding shares of Common Stock.

                  "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over JBI or in soliciting or inducing any other person (other than HUB or any affiliate) to do so.

                  Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent (including any filing, approval or consent required under the rules and regulations of the National Association of Securities Dealers, Inc.) necessary for JBI to issue the shares of Common Stock covered by the Option (the "Option Shares") or HUB to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares.

                  JBI shall notify HUB promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by JBI shall not be a condition to the right of HUB to exercise the Option. JBI will not take any action which would have the effect of preventing or disabling JBI from delivering the Option Shares to HUB upon exercise of the Option or otherwise performing its obligations under this Agreement, except to the extent required by applicable securities and banking laws and regulations.

                  In the event HUB wishes to exercise the Option, HUB shall send a written notice to JBI (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

3. Payment and Delivery of Certificates. At any Closing hereunder (a) HUB will make payment to JBI of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by JBI;
(b) JBI will deliver to HUB a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through JBI, registered in the name of HUB or its designee, in such denominations as were specified by HUB in its notice of exercise and, if necessary, bearing a legend as set forth below; and (c) HUB shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

                  If required under applicable federal securities laws, a legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

         The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to JeffBanks, Inc., said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

No such legend shall be required if a registration statement is filed and declared effective under Section 4 hereof.

4. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from HUB, JBI shall, if necessary for the resale of the Option or the Option Shares by HUB, prepare and file a registration statement with the Securities and Exchange Commission and any state securities bureau covering the Option and such number of Option Shares as HUB shall specify in its request, and JBI shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that HUB shall in no event have the right to have more than one such registration statement become effective, and provided further that JBI shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which counsel to JBI delivers to JBI and to HUB (which is reasonably acceptable to HUB) its opinion to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; provided further, however, that JBI may delay any registration of Option Shares above for a period not exceeding 90 days in the event that JBI shall in good faith determine that any such registration would adversely effect an offering of securities by JBI for cash. HUB shall provide all information reasonable requested by JBI for inclusion in any registration statement to be filed hereunder.

                  In connection with such filing, JBI shall use its best efforts to cause to be delivered to HUB such certificates, opinions, accountant's letters and other documents as HUB shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by JBI in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for JBI and blue sky fees and expenses shall be paid by JBI. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to HUB and any other expenses incurred by HUB in connection with such registration shall be borne by HUB. In connection with such filing, JBI shall indemnify and hold harmless HUB against any losses, claims, damages or liabilities, joint or several, to which HUB may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact required to be stated therein or necessary to make the statements therein not misleading; and JBI will reimburse HUB for any legal or other expense reasonably incurred by HUB in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that JBI will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of HUB specifically for use in the preparation thereof. HUB will indemnify and hold harmless JBI to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of HUB for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and HUB will reimburse JBI for any legal or other expense reasonably incurred by JBI in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary herein, no indemnifying party shall be liable for any settlement effected without its prior written consent.

5. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

                  In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of JBI with another entity, or any sale of all or substantially all of the assets of JBI, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

6. Filings and Consents. Each of HUB and JBI will use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                  Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event HUB is the holder hereof, approval of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or the New Jersey Department of Banking, and JBI agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

7. Repurchase of Option.

a. At any time after the occurrence of a Repurchase Event (as defined below) (i) at the request of the Holder, delivered prior to the termination of this Agreement, JBI (or any successor thereto) shall repurchase the Option from the holder of this Option (the "Holder") at a price (the "Option Repurchase Price") equal to the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised and (ii) at the request of the owner of Option Shares from time to time (the "Owner"),delivered prior to the termination of this Agreement, JBI (or any successor thereto) shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the market/offer price multiplied by the number of Option Shares so designated. The term "market/offer price" shall mean the highest of (i) the highest price per share of Common Stock paid by any person that acquires beneficial ownership of 50% or more of the then outstanding Common Stock, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with JBI entered into after the date hereof and prior to the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be, (iii) the highest closing price for shares of Common Stock within the six-month period immediately preceding the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be, or (iv) in the event of a sale of all or any substantial part of the assets or deposits of JBI or any bank subsidiary of JBI (a "JBI Subsidiary"), the sum of the net price paid in such sale for such assets or deposits and the current market value of the remaining net assets of JBI and its Subsidiaries as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to JBI, divided by the number of shares of Common Stock of JBI outstanding at the time of such sale on a fully-diluted basis. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, and reasonably acceptable to JBI.

b. The Holder and the Owner, as the case may be, may exercise its right to require JBI to repurchase the Option and any Option Shares pursuant to this
Section 7 by surrendering for such purpose to JBI, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that the Holder or the Owner, as the case may be, elects to require JBI to repurchase this Option and/or the Option Shares in accordance with the provisions of this Section 7. As promptly as practicable, and in any event within five (5) business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto, JBI shall deliver or cause to be delivered to the Holder the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price therefor or the portion thereof that JBI is not then prohibited under applicable law, regulation and administrative policy from so delivering.

c. To the extent that JBI is prohibited under applicable law or regulation, or as a consequence of governmental administrative policy, from repurchasing the Option and/or the Option Shares in full, JBI shall immediately so notify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five (5) business days after the date on which JBI is no longer so prohibited; provided, however, that if JBI at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this Section 7 is prohibited under applicable law or regulation, or as a consequence of governmental administrative policy, from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and JBI hereby undertakes to use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option and/or the Option Shares whether in whole or to the extent of the prohibition, whereupon, in the latter case, JBI shall promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repurchase Price and/or the Option Share Repurchase Price that JBI is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Holder, a new Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Priceless the portion thereof theretofore delivered to the Holder and the denominator of which is the Option Repurchase Price, and/or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing. If an Exercise Termination Event shall have occurred prior to the date of the notice by JBI described in the first sentence of this subsection (c), or shall be scheduled to occur at any time before the expiration of a period ending on the thirtieth (30th) day after such date, the Holder shall nonetheless have the right to exercise the Option until the expiration of such 30-day period.

d. For purposes of this Section 7, a "Repurchase Event" shall be deemed to have occurred upon the occurrence of any of the following events or transactions after the date hereof: (i) any person other than HUB or any HUB Subsidiary (a "Third Party") acquires beneficial ownership of fifteen percent (15%) or more of the then outstanding Common Stock; or (ii) JBI enters into a written definitive agreement with any Third Party providing for (i) the acquisition by a Third Party of fifteen percent (15%) or more of the assets of JBI and its Subsidiaries taken as a whole; or (ii) the acquisition by a Third Party of fifteen percent (15%) or more of the outstanding Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock that would constitute fifteen percent (15%) or more of the outstanding Common Stock upon such conversion, exchange or exercise; or (iii) the acquisition by JBI of the assets or stock of a Third Party if, as a result, the outstanding shares of Common Stock immediately prior thereto are increased by fifteen percent (15%); or (iv) the merger, consolidation or business combination of JBI with or into a Third Party where, following such merger, consolidation or business combination, the shareholders of JBI (other than the Third Party or its affiliates) prior to such transaction do not hold, immediately after such transaction, securities of the surviving entity constituting more than fifty percent (50%) of the total voting power of the surviving entity.

8. Representations and Warranties of JBI. JBI hereby represents and warrants to HUB as follows:

a. Due Authorization. JBI has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by JBI.

b. Authorized Shares. JBI has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the Certificate of Incorporation or Bylaws of JBI or any agreement, instrument, judgment, decree or order applicable to JBI.

9. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, HUB shall have the right to seek money damages against JBI for a breach of this Agreement.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

11. Assignment or Transfer. HUB may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an affiliate of HUB. HUB represents that it is acquiring the Option for HUB's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. HUB is aware that neither the Option nor the Option Shares is the subject of a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to Section 5 of the Securities Act, but instead each is being offered in reliance upon the exemption from the registration requirement provided by Section 4(2) thereof and the representations and warranties made by HUB in connection therewith.

12. Amendment of Agreement. Upon mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

14. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         (a)  If to HUB, to:

                  Hudson United Bancorp.
                  1000 MacArthur Boulevard
                  Mahwah, New Jersey 07430
                  Attn.: Kenneth T. Neilson, Chairman, President and
                         Chief Executive Officer

                  Copy to:

                  Hudson United Bancorp.
                  1000 MacArthur Boulevard
                  Mahwah, New Jersey 07430
                  Attn.: D. Lynn Van Borkulo-Nuzzo, Esq.

                  And copy to:

                  Pitney, Hardin, Kipp & Szuch
                  (mail to) P.O. Box 1945
                  Morristown, New Jersey 07962
                  (deliver to) 200 Campus Drive
                  Florham Park, New Jersey 07932
                  Attn.: Ronald H. Janis, Esq.

         (b)      If to JBI, to:

                  JeffBanks, Inc.
                  1845 Walnut Street
                  Philadelphia, PA  19109
                  Attn.: Betsy Z. Cohen, Chairman and Chief Executive Officer

                  Copy to:

                  Ledgewood Law Firm, P.C.
                  1521 Locust Street, Suite 800
                  Philadelphia, PA  19102
                  Attn.: J. Baur Whittlesey, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

16. Captions. The captions in the Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

17. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (a) compliance with any of the covenants of the other party contained in this Agreement and/or (b) the other party's performance of any of its obligations set forth in this Agreement.

18. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

19.   Counterparts.   This  Agreement  may  be  executed  in  two  (2)  or  more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

20. Termination. This Agreement shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event (as defined in Section 2 hereof), this Agreement shall not terminate until the later of twenty-four (24) months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event.

21. Severability. If for any reason a court or a federal or state regulatory agency of competent jurisdiction determines that the Holder is not permitted to acquire, or JBI is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided herein, it is the express intention of JBI to allow the Holder to acquire or to require JBI to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.


                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Stock Option Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

ATTEST:                             JEFFBANKS, INC.

    ROBERT GOLDSTEIN                     BETSY Z. COHEN
By: ________________________        By: _________________________________
    Robert Goldstein                    Robert Goldstein Chairman,
    President                           and Chief Executive Officer


ATTEST:                             HUDSON UNITED BANCORP

     VIRGINIA A. LAZALA                 D. LYNN VAN BORKULO-NUZZO
By: ________________________        By: _________________________________
     Virginia A. Lazala                 D. Lynn Van Borkulo-Nuzzo
     Assistant Corporate Secretary      Executive Vice-President